Intangible Liabilities/ Assets - Charter Agreements - Schedule of Intangible Liabilities (Table (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023
Opening balance		$ 5,662	$ 14,218
Additions/(disposals)	[1]	49,295	(476)
Amortization		(5,526)	(8,080)
Total		$ 49,431	$ 5,662

[1]

Corresponds to the acceleration of the unamortized portion of GSL Amstel intangible liability-charter agreement when the vessel was sold on March 23, 2023. The charters of the three high-reefer ECO 9,019 TEU Vessels resulted in an intangible liability of $49,295 that was recognized and will be amortized over the remaining useful life of the charters.